Exhibit 10.2(b)


        Schedule of 12% Secured Convertible Note (refinancings) Issued by
             NCT Group, Inc. to Carole Salkind on September 26, 2006



   Issue Date       Due Date          Principal          Conversion Price
   ----------       --------          ---------          ----------------
    09/26/06        03/26/07         $1,450,000      Greater of: (i) $0.0025; or
                                                     (ii) the par value of NCT
                                                     Group, Inc. common stock on
                                                     the date of exercise